UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fred. Roeskestraat 123 1076 EE Amsterdam The Netherlands		None
(Address of principal executive offices)		(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 4, 2012, Tornier N.V. (“Tornier”) filed a current report on Form 8-K with the Securities and Exchange Commission (the “Initial 8-K”) reporting Tornier’s acquisition of OrthoHelix Surgical Designs, Inc. (“OrthoHelix”). Tornier is filing this Amendment No. 1 (this “Amendment No. 1”) to the Initial Form 8-K to amend and supplement the Initial Form 8-K to include financial statements and pro forma financial information as required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited interim financial statements of OrthoHelix as of September 30, 2012 and 2011 and for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference. The audited financial statements of OrthoHelix as of December 31, 2011 and 2010 and for the years ended December 31, 2011 and 2010 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined balance sheet as of September 30, 2012 and unaudited pro forma combined statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 and the notes to such unaudited pro forma combined financial statements, all giving effect to the acquisition of OrthoHelix, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)	Shell Company Information.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of August 23, 2012 by and among Tornier N.V., Oscar Acquisition Corp., OrthoHelix Surgical Designs, Inc. and the Representative (Incorporated by reference to Exhibit 2.1 to the Tornier’s Current Report on Form 8-K as filed with the SEC on August 24, 2012

(File No. 001-35065)*

23.1	Consent of SS&G, Inc., Independent Auditors

99.1	Unaudited interim financial statements of OrthoHelix Surgical Designs, Inc. as of September 30, 2012 and 2011 and for the nine months ended September 30, 2012 and 2011

99.2	Audited financial statements of OrthoHelix Surgical Designs, Inc. as of and for the years ended December 31, 2011 and 2010

Exhibit No.	Description
99.3	Unaudited pro forma financial information as of and for the nine months ended September 30, 2012 and the year ended December 31, 2011

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation
S-K. Tornier will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2012	TORNIER N.V.

	By:	/s/ Shawn T McCormick
	Name:	Shawn T McCormick
	Title:	Chief Financial Officer

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
2.1	Agreement and Plan of Merger dated as of August 23, 2012 by and among Tornier N.V., Oscar Acquisition Corp., OrthoHelix Surgical Designs, Inc. and the Representative*	Incorporated by reference to Exhibit 2.1 to the Tornier’s Current Report on Form 8-K as filed with the SEC on August 24, 2012 (File No. 001-35065)

23.1	Consent of SS&G, Inc., Independent Auditors	Filed herewith

99.1	Unaudited interim financial statements of OrthoHelix Surgical Designs, Inc. as of September 30, 2012 and 2011 and for the nine months ended September 30, 2012 and 2011	Filed herewith

99.2	Audited financial statements of OrthoHelix Surgical Designs, Inc. as of and for the years ended December 31, 2011 and 2010	Filed herewith

99.3	Unaudited pro forma financial information as of and for the nine months ended September 30, 2012 and as of and for the year ended December 31, 2011	Filed herewith

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation
S-K. Tornier will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.